UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2013

CH ENERGY GROUP, INC.
 (Exact name of Registrants as specified in its charter)

New York	0-30512	14-1804460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

284 South Avenue
Poughkeepsie, New York 12601-4839
(Address of Principal Executive offices) (Zip Code)

(845) 452-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
On March 27, 2013, CH Energy Group, Inc. (the "Company") issued a press release announcing the declaration by the Board of Directors of the Company of a dividend on the outstanding Common Stock of the Company and noting an extension by the New York State Public Service Commission of the deadline for comments on the proposed merger among the Company, FortisUS Inc., Fortis Inc. and Cascade Acquisition Sub Inc. to May 1, 2013.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits
(d)  Exhibits
99.1  Press Release dated March 27, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: March 27, 2013	By:	/s/ Kimberly J. Wright
		Name:	Kimberly J. Wright
		Title:	Vice President – Accounting and Controller

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated March 27, 2013